SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 8, 2004
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	— Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2004, Harris Interactive Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wirthlin Worldwide, Inc. (“Wirthlin”), Capitol Merger Sub, LLC (“Merger Sub”), and the stockholders of Wirthlin. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

For a brief description of the terms and conditions of the Merger Agreement that are material to the Company, please see the Company’s disclosure under Section 2, Item 2.02 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, on September 8, 2004 the Company also entered into the following agreements: (a) an Escrow Agreement, by and among the Company, Manufacturers and Traders Trust Company (“M&T”) and Wirthlin, pursuant to which $5,000,000 of the purchase price payable pursuant to the Merger Agreement will be held in escrow by M&T; (b) a Lock-up Agreement by and between the Company and each of the shareholders of Wirthlin, pursuant to which such shareholders agreed not to dispose of the shares of the Company’s common stock acquired by them pursuant to the Merger Agreement for a period of 120 days following the closing of the Merger (defined below); (c) a Noncompetition, Nondisclosure and Nonsolicitation Agreement by and between the Company and certain of the shareholders of Wirthlin, pursuant to which Harris paid such shareholders the aggregate sum of $500,000, and such shareholders agreed to keep confidential certain information concerning Wirthlin and its subsidiaries, and, for a period of two years after the closing of the Merger, not to compete with the Company or solicit any of its employees, customers suppliers or certain other parties to terminate their relationships with the Company; and (d) a Release executed by each of the shareholders of Wirthlin, pursuant to which such shareholders released Wirthlin and its affiliates from any and all claims such shareholders or their related persons may have against them, other than (i) claims related to the Merger, (ii) claims against Wirthlin related to certain transactions between it and entities controlled by Richard B. Wirthlin, and (iii) claims against the Company related to salary, bonus or benefits as a result of any such shareholder’s status as an employee of Wirthlin or its affiliates. Copies of the foregoing documents are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.4.

Also pursuant to the Merger Agreement, on September 8, 2004, the Company became obligated under debt obligations pursuant to agreements described in Section 2, Item 2.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference, and a Lease Agreement between Wirthlin, as tenant, and Richard B. Wirthlin Family LLC, as landlord, dated April 23, 2002 relating to the lease of Wirthlin’s facilities located in Reston, Virginia (the “Reston Lease”). The Reston Lease expires on April 30, 2010, and provides for a base monthly rent of $42,497.00.

In addition, pursuant to the Merger Agreement, the Company entered into a letter agreement dated September 8, 2004 with Dee Allsop, which modified Mr. Allsop’s existing employment agreement with Wirthlin and provided that Mr. Allsop will continue to be employed by Wirthlin on an at-will basis as Group President – Harris/Wirthlin Brand and Strategic Consulting Group, at an annual salary of $235,000, and a letter agreement dated September 8, 2004 with David Richardson, which modified Mr. Richardson’s existing employment agreement with Wirthlin and provided that Mr. Richardson will continue to be employed by Wirthlin on an at-will basis as Group President – Government and Financial Services, at an annual salary of $225,000. The agreements with Messrs. Allsop and Richardson also provide for the issuance to each such person of options to purchase up to 50,000 shares of the common stock of the Company under the Company’s 1999 Long-Term Incentive Plan, and provide for severance payments upon a termination of employment by the Company as follows: if the termination occurs within the first two years of the agreement, a severance payment equal to one year’s salary; and for any termination thereafter, a severance payment equal to six months’ salary. Pursuant to these agreements, Messrs. Allsop and Richardson agreed not to compete with the Company for the periods of time covered by the severance payments described above.

There is no material relationship between the Company or its affiliates and any of the parties to the agreements described above, other than in respect of such agreements.

Section 2	— Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective September 8, 2004, the Company consummated the acquisition of Wirthlin through a merger of Wirthlin with and into Merger Sub, a wholly-owned subsidiary of the Company (collectively referred to herein as the “Merger”). As a result of the Merger, the Company owns all of the issued and outstanding capital stock of Wirthlin. There is no material relationship, other than in respect of the Merger, between the stockholders of Wirthlin and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

The aggregate purchase price paid to the Wirthlin stockholders as consideration for the Merger was $41,325,660. The Company paid $19,931,330 of the purchase price in cash and satisfied the remainder of the purchase price by issuing to the stockholders of Wirthlin 3,524,988 shares of the Company’s common stock, par value $.001 per share, representing approximately 6% of the issued and outstanding capital stock of the Company.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger described in Section 2, Item 2.01 of this Current Report on Form 8-K, the Company became obligated under Wirthlin’s obligations to SunTrust Bank (the “Bank”), including the following credit facilities (collectively, the “Credit Facilities”): (a) a letter agreement, covering the Term Loan and Line of Credit described below, dated February 6, 2002 (the “Loan Agreement”), (b) a Commercial Note dated February 6, 2002, with respect to a term loan (the “Term Loan”) in the original principal amount of $4,000,000 made by the Bank to Wirthlin, (c) a Commercial Note, dated September 7, 2004, which covers an open-end, guidance line of credit in the maximum principal amount of $1,500,000 (the “Line of Credit”) made available by the Bank to Wirthlin, and (d) a Consent, Waiver and Amendment to Loan Agreement, dated September 7, 2004. Advances under the Line of Credit are at the discretion of the Bank. The aggregate principal amount outstanding on September 8, 2004 was $2,000,000 with respect to the Term loan and $1,500,000 with respect to the Line of Credit. The Term Loan bears interest at the LIBOR Rate plus 1.65%. The Line of Credit bears interest at the LIBOR Rate plus 1.50%. The Credit Facilities may be prepaid without premium or penalty. The Credit Facilities are full recourse to Wirthlin, are secured by all of the assets of Wirthlin and its affiliates and by a pledge of a $3,700,000 certificate of deposit, and are guaranteed by Richard B. Wirthlin and the Wirthlin Family Trust. Copies of the foregoing documents are attached to this Current Report on Form 8-K as Exhibits 10.5 through 10.8.

Additionally, as a result of the Merger, the Company became obligated under Wirthlin’s obligation to James Granger, a former shareholder of the Company, pursuant to a promissory note dated April 29, 2004 (the “Granger Note”), in the initial principal amount of $2,642,760.60 and bearing interest at the lesser of 12% or the prime rate. The Granger Note is payable in five annual installments of $528,552.12 plus accrued and unpaid interest, and matures on April 29, 2009. This note may be prepaid without premium or penalty.

Section 3	— Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with its acquisition of Wirthlin as described in Section 2, Item 2.01 above, on September 8, 2004 the Company issued 3,524,988 shares of its common stock, par value $.001 per share (the “Shares”), to the stockholders of Wirthlin in accordance with the terms of the Merger Agreement.

The issuance of the Shares was exempt from registration with the Securities and Exchange Commission (“SEC”) pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated by the SEC thereunder. Each of the stockholders of Wirthlin has represented to the Company that such stockholder is an accredited investor or has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the Shares. The Company intends to file a Form D with the SEC within 15 days of the date of issuance of the Shares. The Company has advised the stockholders of Wirthlin receiving the Shares that the Shares are subject to restrictions on transfer, and the certificates evidencing the Shares bear a legend restricting transfer.

Section 5	— Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Directors.

In connection with the Merger, the Company’s Board of Directors elected Richard B. Wirthlin as a member of the Company’s Board of Directors effective as of September 8, 2004, and agreed to nominate Dr. Wirthlin as a director for election by the Company’s stockholders at the Company’s 2005 annual meeting to serve an additional three-year term. The Company does not currently anticipate that Dr. Wirthlin will serve on any committees of the Company’s Board of Directors.

Dr. Wirthlin is a partner in WB&H Investments, in which he holds an 88.5% interest, and in Richard B. Wirthlin Family LLC, in which he holds a 34.3% direct interest and 100% beneficial interest. WB&H Investments is the landlord under a Lease Agreement between WB&H Investments and Wirthlin (formerly known as Decima Research), dated September 15,1985 (the “WB&H Lease”) covering facilities used by Wirthlin located at 1999 Columbia Lane, Orem, Utah, and Richard B. Wirthlin Family LLC is the landlord under a Lease Agreement between RBW Family LLC and Wirthlin (formerly known as Decima Research), dated April 23, 2002 (the “RBW Family LLC Lease”) covering facilities used by Wirthlin located at 1920 Association Drive, Reston, Virginia. Under the terms of the WB&H Lease, Wirthlin pays rent in the amount of $12,444 per month, and under the terms of the RBW Family LLC Lease, Wirthlin pays rent in the amount of $42,497 per month. Wirthlin’s shareholders have agreed to indemnify the Company against liabilities, if any, that are incurred by the Company in the event that the Company chooses to terminate the WB&H Lease after March 9, 2005.

Section 9	— Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

No financial statements are filed herewith. The Company will file financial statements by amendment hereto within the time period required by Item 9.01 of Form 8-K.

(b)          Pro Forma Financial Information.

No financial statements are filed herewith. The Company will file pro forma financial statements by amendment hereto within the time period required by Item 9.01 of Form 8-K.

(c)          Exhibits.

Exhibit 2.1	Agreement and Plan of Merger by and among Harris Interactive Inc., Wirthlin Worldwide, Inc., Capitol Merger Sub, LLC, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.1	Escrow Agreement by and among Harris Interactive Inc., Manufacturers and Traders Trust Company, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.2	Form of Lock-Up Agreement by and among Harris Interactive Inc. and each of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.3	Form of Noncompetition, Nondisclosure and Nonsolicitation Agreement by and among Harris Interactive Inc. and certain of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.4	Form of Release given by each of the Stockholders of Wirthlin Worldwide, Inc. dated September 8, 2004
Exhibit 10.5	Consent, Waiver and Amendment to Loan Agreement by and between Wirthlin Worldwide, Inc. and SunTrust Bank, dated as of September 7, 2004
Exhibit 10.6	Letter agreement by and among Wirthlin Worldwide, Inc., SunTrust Bank and the guarantors party thereto, dated as of February 6, 2002
Exhibit 10.7	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated as of September 7, 2004
Exhibit 10.8	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated February 6, 2002
Exhibit 99.1	Press Release issued by Harris Interactive Inc. on September 9, 2004 announcing its acquisition of Wirthlin Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

	By:	/s/ Bruce A. Newman

	Name:	Bruce A. Newman
	Title:	Chief Financial Officer
(Principal Financial Officer)
Dated: September 9, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 2.1	Agreement and Plan of Merger by and among Harris Interactive Inc., Wirthlin Worldwide, Inc., Capitol Merger Sub, LLC, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.1	Escrow Agreement by and among Harris Interactive Inc., Manufacturers and Traders Trust Company, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.2	Form of Lock-Up Agreement by and among Harris Interactive Inc. and each of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.3	Form of Noncompetition, Nondisclosure and Nonsolicitation Agreement by and among Harris Interactive Inc. and certain of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004
Exhibit 10.4	Form of Release given by each of the Stockholders of Wirthlin Worldwide, Inc. dated September 8, 2004
Exhibit 10.5	Consent, Waiver and Amendment to Loan Agreement by and between Wirthlin Worldwide, Inc. and SunTrust Bank, dated as of September 7, 2004
Exhibit 10.6	Letter agreement by and among Wirthlin Worldwide, Inc., SunTrust Bank and the guarantors party thereto, dated as of February 6, 2002
Exhibit 10.7	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated as of September 7, 2004
Exhibit 10.8	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated February 6, 2002
Exhibit 99.1	Press Release issued by Harris Interactive Inc. on September 9, 2004 announcing its acquisition of Wirthlin Worldwide, Inc.